Exhibit 99.1

For Immediate Release

For more information:

Rex S. Schuette

Chief Financial Officer

(706) 781-2266

Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. REPORTS

EARNINGS OF $15.9 MILLION FOR FOURTH QUARTER 2013

  Net income of $15.9 million, or 22 cents per share
  Loans up $62 million, or 6 percent annualized
  Redeemed $180 million of TARP preferred stock
  All capital ratios remain strong

BLAIRSVILLE, GA – January 23, 2014 – United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today reported substantial progress in growing the long-term value of its franchise. For the fourth quarter and year ended December 31, 2013, net income was $15.9 million, or 22 cents per share, and $273.1 million, or $4.44 per share, respectively. The year-to-date results include the impact of two significant events during the second quarter – the reversal of the valuation allowance on United’s net deferred tax asset and the higher provision for loan losses and foreclosed property costs from the accelerated sales of classified assets.

“I am very pleased with the important progress we made in the fourth quarter and continue to make as we enter 2014,” said Jimmy Tallent, president and chief executive officer. “We achieved good loan and deposit growth, which allowed us to hold our net interest margin and grow net interest revenue. I’m especially pleased with the termination of the bank and holding company informal memorandums of understanding with the regulators and the redemption of all our outstanding preferred stock that was originally issued to the U.S. Treasury under the Troubled Asset Relief Program (“TARP”) without issuing additional equity. We redeemed $75 million on December 27, 2013 and $105 million on January 10, 2014. These items will have a substantial impact on our future financial performance and our ability to execute our strategic plan.”

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The fourth quarter provision for credit losses was $3.0 million, the same as the third quarter provision but down substantially from the $14.0 million provision in the fourth quarter of 2012. For the year, our provision for credit losses was $65.5 million compared with $62.5 million in 2012. The 2013 provision was elevated by charge-offs associated with the accelerated classified loan sales in the second quarter. The resulting reduction in classified loans led to lower net charge-offs and lower provisions for the third and fourth quarters of 2013. Fourth quarter net charge-offs were $4.44 million compared with $4.47 million in the third quarter and $14.5 million a year ago. Nonperforming assets at year-end were $31.0 million, representing .42 percent of total assets, which is unchanged from third quarter and down from $128.2 million, or 1.88 percent of total assets, a year ago.

Fourth quarter taxable equivalent net interest revenue totaled $55.9 million, up $1.62 million from the third quarter and down $265,000 from the fourth quarter of 2012. The fourth quarter taxable equivalent net interest margin was 3.26 percent, equal to the third quarter and down 19 basis points from a year ago. “We were able to hold our margin at the third quarter level, which allowed our earning assets and deposit growth to increase net interest revenue,” said Tallent. “Competitive loan pricing pressures continue, but we remain sharply focused on growing loans and deposits to offset the impact and grow net interest revenue. We also remain committed to prudent interest rate risk management. To that end, we have been purchasing floating-rate securities, which accounted for 42 percent of our total investment securities portfolio at year-end, up from 39 percent in the third quarter.”

Fourth quarter fee revenue of $13.5 million was down $706,000 from third quarter and $1.13 million from a year ago primarily due to lower mortgage fees. Mortgage fees were down $841,000 from the third quarter and down $1.55 million from a year ago reflecting slower mortgage refinancing activity resulting from rising long-term interest rates. Closed mortgage loans totaled $55.5 million in the fourth quarter compared with $76.6 million in the third quarter and $100.5 million in the fourth quarter of 2012.

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Operating expenses, excluding foreclosed property costs, were $41.4 million for the fourth quarter compared to $39.9 million in the third quarter of 2013 and $46.1 million a year ago. Fourth quarter 2012 operating expenses included a $4.0 million charge to establish a litigation reserve. The remainder of the decrease from a year ago reflects a lower FDIC deposit insurance assessment, lower professional fees and lower intangible amortization charges. The increase from third quarter was mostly in salaries and benefits expense, reflecting higher incentive compensation due to performance targets that were met.

Foreclosed property costs were $191,000 in the fourth quarter compared to $194,000 in the third quarter and $4.61 million a year ago. Foreclosed property costs remain low as the balance of foreclosed properties has stabilized following the accelerated sales of classified assets in the second quarter.

As of December 31, 2013, capital ratios were as follows: Tier 1 Risk-Based of 12.7 percent; Total Risk-Based of 14.0 percent; Tier 1 Common Risk-Based of 9.3 percent; and Tangible Equity-to-Assets of 11.6 percent. The Tier 1 Leverage ratio was 9.1 percent.

Tallent concluded, “The achievements of 2013 are the culmination of several years of hard work, diligence and dedication by our bankers. They have stood their ground during the most difficult economic environment any of us has ever faced, and played an integral role in our return to offense. The coming year will not be without challenges, but we look forward with confidence to the opportunities ahead.”

Conference Call

United will hold a conference call today, Thursday, January 23, 2014, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 29377597. The conference call also will be webcast and can be accessed by selecting ‘Calendar of Events’ within the Investor Relations section of United’s website at www.ucbi.com.

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About United Community Banks, Inc.

Headquartered in Blairsville, United Community Banks, Inc. is the third-largest bank holding company in Georgia. United has assets of $7.4 billion and operates 102 banking offices throughout north Georgia, the Atlanta region, coastal Georgia, western North Carolina, east Tennessee and western South Carolina. United specializes in providing personalized community banking services to individuals and small to mid-size businesses and also offers the convenience of 24-hour access through a network of ATMs, telephone and on-line banking. United’s common stock is listed on the Nasdaq Global Select Market under the symbol UCBI. Additional information may be found at United’s website at www.ucbi.com.

Safe Harbor

This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission including its 2012 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the first, second and third quarters of 2013 under the sections entitled “Forward-Looking Statements” and “Risk Factors.” Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

# # #

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UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information

						Fourth	For the Twelve
	2013				2012	Quarter	Months Ended		YTD
(in thousands, except per share	Fourth	Third	Second	First	Fourth	2013-2012	December 31,		2013-2012
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2013	2012	Change
INCOME SUMMARY
Interest revenue	$61,695	$61,426	$62,088	$62,114	$64,450		$247,323	$267,667
Interest expense	5,816	7,169	7,157	7,540	8,306		27,682	37,909
Net interest revenue	55,879	54,257	54,931	54,574	56,144	-%	219,641	229,758	(4)%
Provision for credit losses	3,000	3,000	48,500	11,000	14,000		65,500	62,500
Fee revenue	13,519	14,225	15,943	12,911	14,645	(8)	56,598	56,112	1
Total revenue	66,398	65,482	22,374	56,485	56,789		210,739	223,370
Operating expenses	41,614	40,097	48,823	43,770	50,726	(18)	174,304	186,774	(7)
Income (loss) before income taxes	24,784	25,385	(26,449)	12,715	6,063	309	36,435	36,596	-
Income tax expense (benefit)	8,873	9,885	(256,413)	950	802		(236,705)	2,740
Net income	15,911	15,500	229,964	11,765	5,261	202	273,140	33,856	707
Preferred dividends and discount accretion	2,912	3,059	3,055	3,052	3,045		12,078	12,148
Net income available to common shareholders	$12,999	$12,441	$226,909	$8,713	$2,216	487	$261,062	$21,708	1,103

PERFORMANCE MEASURES
Per common share:
Diluted income	$.22	$.21	$3.90	$.15	$.04	450	$4.44	$.38	1,068
Book value	11.30	10.99	10.90	6.85	6.67	69	11.30	6.67	69
Tangible book value (2)	11.26	10.95	10.82	6.76	6.57	71	11.26	6.57	71

Key performance ratios:
Return on common equity (1)(3)	7.52%	7.38%	197.22%	8.51%	2.15%		46.72%	5.43%
Return on assets (3)	.86	.86	13.34	.70	.31		3.86	.49
Net interest margin (3)	3.26	3.26	3.33	3.37	3.45		3.30	3.51
Efficiency ratio	60.02	58.55	68.89	64.97	71.69		63.14	65.43
Equity to assets	11.62	11.80	11.57 (4)	8.60	8.63		10.35	8.47
Tangible equity to assets (2)	11.59	11.76	11.53 (4)	8.53	8.55		10.31	8.38
Tangible common equity to assets (2)	8.99	9.02	8.79 (4)	5.66	5.67		7.55	5.54
Tangible common equity to risk-weighted assets (2)	13.17	13.34	13.16	8.45	8.26		13.17	8.26

ASSET QUALITY *
Non-performing loans	$26,819	$26,088	$27,864	$96,006	$109,894		$26,819	$109,894
Foreclosed properties	4,221	4,467	3,936	16,734	18,264		4,221	18,264
Total non-performing assets (NPAs)	31,040	30,555	31,800	112,740	128,158		31,040	128,158
Allowance for loan losses	76,762	80,372	81,845	105,753	107,137		76,762	107,137
Net charge-offs	4,445	4,473	72,408	12,384	14,505		93,710	69,831
Allowance for loan losses to loans	1.77%	1.88%	1.95%	2.52%	2.57%		1.77%	2.57%
Net charge-offs to average loans (3)	.41	.42	6.87	1.21	1.39		2.22	1.69
NPAs to loans and foreclosed properties	.72	.72	.76	2.68	3.06		.72	3.06
NPAs to total assets	.42	.42	.44	1.65	1.88		.42	1.88

AVERAGE BALANCES ($ in millions)
Loans	$4,315	$4,250	$4,253	$4,197	$4,191	3	$4,254	$4,166	2
Investment securities	2,280	2,178	2,161	2,141	2,088	9	2,190	2,089	5
Earning assets	6,823	6,615	6,608	6,547	6,482	5	6,649	6,547	2
Total assets	7,370	7,170	6,915	6,834	6,778	9	7,074	6,865	3
Deposits	6,190	5,987	5,983	5,946	5,873	5	6,027	5,885	2
Shareholders’ equity	856	846	636	588	585	46	732	582	26
Common shares - basic (thousands)	59,923	59,100	58,141	58,081	57,971		58,787	57,857
Common shares - diluted (thousands)	59,925	59,202	58,141	58,081	57,971		58,845	57,857

AT PERIOD END ($ in millions)
Loans *	$4,329	$4,267	$4,189	$4,194	$4,175	4	$4,329	$4,175	4
Investment securities	2,312	2,169	2,152	2,141	2,079	11	2,312	2,079	11
Total assets	7,425	7,243	7,163	6,849	6,802	9	7,425	6,802	9
Deposits	6,202	6,113	6,012	6,026	5,952	4	6,202	5,952	4
Shareholders’ equity	796	852	829	592	581	37	796	581	37
Common shares outstanding (thousands)	59,432	59,412	57,831	57,767	57,741		59,432	57,741

(1)  Net income available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).  (2)  Excludes effect of acquisition related intangibles and associated amortization.  (3)  Annualized.  (4)  Calculated as of period-end.

* Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
For the Years Ended December 31,
(in thousands, except per share data;
taxable equivalent)	2013	2012	2011	2010	2009
INCOME SUMMARY
Net interest revenue	$219,641	$229,758	$238,670	$244,637	$244,834
Operating provision for credit losses (1)	65,500	62,500	251,000	234,750	310,000
Operating fee revenue (2)	56,598	56,112	44,907	46,963	51,357
Total operating revenue (1)(2)	210,739	223,370	32,577	56,850	(13,809)
Operating expenses (3)	174,304	186,774	261,599	242,952	217,050
Loss on sale of nonperforming assets	-	-	-	45,349	-
Operating income (loss) from continuing operations before taxes	36,435	36,596	(229,022)	(231,451)	(230,859)
Operating income taxes	(236,705)	2,740	(2,276)	73,218	(91,754)
Net operating income (loss) from continuing operations	273,140	33,856	(226,746)	(304,669)	(139,105)
Gain from acquisition, net of tax	-	-	-	-	7,062
Noncash goodwill impairment charges	-	-	-	(210,590)	(95,000)
Severance cost, net of tax benefit	-	-	-	-	(1,797)
Fraud loss provision and subsequent recovery, net of tax benefit	-	-	-	11,750	-
Net income (loss) from discontinued operations	-	-	-	(101)	513
Gain from sale of subsidiary, net of income taxes and selling costs	-	-	-	1,266	-
Net income (loss)	273,140	33,856	(226,746)	(502,344)	(228,327)
Preferred dividends and discount accretion	12,078	12,148	11,838	10,316	10,242
Net income (loss) available to common shareholders	$261,062	$21,708	$(238,584)	$(512,660)	$(238,569)

PERFORMANCE MEASURES
Per common share:
Diluted operating earnings (loss) from continuing operations (1)(2)(3)	$4.44	$.38	$(5.97)	$(16.64)	$(12.37)
Diluted earnings (loss) from continuing operations	4.44	.38	(5.97)	(27.15)	(19.80)
Diluted earnings (loss)	4.44	.38	(5.97)	(27.09)	(19.76)
Book value	11.30	6.67	6.62	15.40	41.78
Tangible book value (5)	11.26	6.57	6.47	14.80	30.09

Key performance ratios:
Return on common equity (4)	46.72	5.43	(93.57)%	(85.08)%	(34.40)%
Return on assets	3.86	.49	(3.15)	(6.61)	(2.76)
Net interest margin	3.30	3.51	3.52	3.59	3.29
Operating efficiency ratio from continuing operations (2)(3)	63.14	65.43	92.27	98.98	73.97
Equity to assets	10.35	8.47	7.75	10.77	11.12
Tangible equity to assets (5)	10.31	8.38	7.62	8.88	8.33
Tangible common equity to assets (5)	7.55	5.54	3.74	6.52	6.15
Tangible common equity to risk-weighted assets (5)	13.17	8.26	8.25	5.64	10.39

ASSET QUALITY *
Non-performing loans	$26,819	$109,894	$127,479	$179,094	$264,092
Foreclosed properties	4,221	18,264	32,859	142,208	120,770
Total non-performing assets (NPAs)	31,040	128,158	160,338	321,302	384,862
Allowance for loan losses	76,762	107,137	114,468	174,695	155,602
Operating net charge-offs (1)	93,710	69,831	311,227	215,657	276,669
Allowance for loan losses to loans	1.77	2.57%	2.79%	3.79%	3.02%
Operating net charge-offs to average loans (1)	2.22	1.69	7.33	4.42	5.03
NPAs to loans and foreclosed properties	.72	3.06	3.87	6.77	7.30
NPAs to total assets	.42	1.88	2.30	4.42	4.81

AVERAGE BALANCES ($ in millions)
Loans	$4,254	$4,166	$4,307	$4,961	$5,548
Investment securities	2,190	2,089	1,999	1,453	1,656
Earning assets	6,649	6,547	6,785	6,822	7,465
Total assets	7,074	6,865	7,189	7,605	8,269
Deposits	6,027	5,885	6,275	6,373	6,713
Shareholders’ equity	732	582	557	819	920
Common shares - Basic (thousands)	58,787	57,857	39,943	18,925	12,075
Common shares - Diluted (thousands)	58,845	57,857	39,943	18,925	12,075

AT YEAR END ($ in millions)
Loans *	$4,329	$4,175	$4,110	$4,604	$5,151
Investment securities	2,312	2,079	2,120	1,490	1,530
Total assets	7,425	6,802	6,983	7,276	8,000
Deposits	6,202	5,952	6,098	6,469	6,628
Shareholders’ equity	796	581	575	469	962
Common shares outstanding (thousands)	59,432	57,741	57,561	18,937	18,809

(1) Excludes the subsequent recovery of $11.8 million in previously recognized fraud related loan losses in 2010. (2) Excludes the gain from acquisition of $11.4 million, net of income tax expense of $4.3 million in 2009. (3) Excludes goodwill impairment charges of $211 million and $95 million in 2010 and 2009, respectively, and severance costs of $2.9 million, net of income tax benefit of $1.1 million in 2009. (4) Net income (loss) available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (5) Excludes effect of acquisition related intangibles and associated amortization.

* Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information

	2013				2012	For the Twelve Months Ended December 31,
(in thousands, except per share	Fourth	Third	Second	First	Fourth
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	2013	2012	2011	2010	2009
	\	\
Interest revenue reconciliation
Interest revenue - taxable equivalent	$61,695	$61,426	$62,088	$62,114	$64,450	$247,323	$267,667	$304,308	$344,493	$404,961
Taxable equivalent adjustment	(380)	(370)	(368)	(365)	(381)	(1,483)	(1,690)	(1,707)	(2,001)	(2,132)
Interest revenue (GAAP)	$61,315	$61,056	$61,720	$61,749	$64,069	$245,840	$265,977	$302,601	$342,492	$402,829

Net interest revenue reconciliation
Net interest revenue - taxable equivalent	$55,879	$54,257	$54,931	$54,574	$56,144	$219,641	$229,758	$238,670	$244,637	$244,834
Taxable equivalent adjustment	(380)	(370)	(368)	(365)	(381)	(1,483)	(1,690)	(1,707)	(2,001)	(2,132)
Net interest revenue (GAAP)	$55,499	$53,887	$54,563	$54,209	$55,763	$218,158	$228,068	$236,963	$242,636	$242,702

Provision for credit losses reconciliation
Operating provision for credit losses	$3,000	$3,000	$48,500	$11,000	$14,000	$65,500	$62,500	$251,000	$234,750	$310,000
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	(11,750)	-
Provision for credit losses (GAAP)	$3,000	$3,000	$48,500	$11,000	$14,000	$65,500	$62,500	$251,000	$223,000	$310,000

Fee revenue reconciliation
Operating fee revenue	$13,519	$14,225	$15,943	$12,911	$14,645	$56,598	$56,112	$44,907	$46,963	$51,357
Gain from acquisition	-	-	-	-	-	-	-	-	-	11,390
Fee revenue (GAAP)	$13,519	$14,225	$15,943	$12,911	$14,645	$56,598	$56,112	$44,907	$46,963	$62,747

Total revenue reconciliation
Total operating revenue	$66,398	$65,482	$22,374	$56,485	$56,789	$210,739	$223,370	$32,577	$56,850	$(13,809)
Taxable equivalent adjustment	(380)	(370)	(368)	(365)	(381)	(1,483)	(1,690)	(1,707)	(2,001)	(2,132)
Gain from acquisition	-	-	-	-	-	-	-	-	-	11,390
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	11,750	-
Total revenue (GAAP)	$66,018	$65,112	$22,006	$56,120	$56,408	$209,256	$221,680	$30,870	$66,599	$(4,551)

Expense reconciliation
Operating expense	$41,614	$40,097	$48,823	$43,770	$50,726	$174,304	$186,774	$261,599	$288,301	$217,050
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	210,590	95,000
Severance costs	-	-	-	-	-	-	-	-	-	2,898
Operating expense (GAAP)	$41,614	$40,097	$48,823	$43,770	$50,726	$174,304	$186,774	$261,599	$498,891	$314,948

Income (loss) before taxes reconciliation
Income (loss) before taxes	$24,784	$25,385	$(26,449)	$12,715	$6,063	$36,435	$36,596	$(229,022)	$(231,451)	$(230,859)
Taxable equivalent adjustment	(380)	(370)	(368)	(365)	(381)	(1,483)	(1,690)	(1,707)	(2,001)	(2,132)
Gain from acquisition	-	-	-	-	-	-	-	-	-	11,390
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	(210,590)	(95,000)
Severance costs	-	-	-	-	-	-	-	-	-	(2,898)
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	11,750	-
Income (loss) before taxes (GAAP)	$24,404	$25,015	$(26,817)	$12,350	$5,682	$34,952	$34,906	$(230,729)	$(432,292)	$(319,499)

Income tax expense (benefit) reconciliation
Income tax expense (benefit)	$8,873	$9,885	$(256,413)	$950	$802	$(236,705)	$2,740	$(2,276)	$73,218	$(91,754)
Taxable equivalent adjustment	(380)	(370)	(368)	(365)	(381)	(1,483)	(1,690)	(1,707)	(2,001)	(2,132)
Gain from acquisition, tax expense	-	-	-	-	-	-	-	-	-	4,328
Severance costs, tax benefit	-	-	-	-	-	-	-	-	-	(1,101)
Income tax expense (benefit) (GAAP)	$8,493	$9,515	$(256,781)	$585	$421	$(238,188)	$1,050	$(3,983)	$71,217	$(90,659)

Diluted earnings (loss) from continuing operations per common share reconciliation
Diluted operating earnings (loss) from continuing operations per common share	$.22	$.21	$3.90	$.15	$.04	$4.44	$.38	$(5.97)	$(16.64)	$(12.37)
Gain from acquisition	-	-	-	-	-	-	-	-	-	.58
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	(11.13)	(7.86)
Severance costs	-	-	-	-	-	-	-	-	-	(.15)
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	.62	-
Diluted earnings (loss) from continuing operations per common share (GAAP)	$.22	$.21	$3.90	$.15	$.04	$4.44	$.38	$(5.97)	$(27.15)	$(19.80)

Book value per common share reconciliation
Tangible book value per common share	$11.26	$10.95	$10.82	$6.76	$6.57	$11.26	$6.57	$6.47	$14.80	$30.09
Effect of goodwill and other intangibles	.04	.04	.08	.09	.10	.04	.10	.15	.60	11.69
Book value per common share (GAAP)	$11.30	$10.99	$10.90	$6.85	$6.67	$11.30	$6.67	$6.62	$15.40	$41.78

Efficiency ratio from continuing operations reconciliation
Operating efficiency ratio from continuing operations	60.02%	58.55%	68.89%	64.97%	71.69%	63.14%	65.43%	92.27%	98.98%	73.97%
Gain from acquisition	-	-	-	-	-	-	-	-	-	(2.77)
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	72.29	31.17
Severance costs	-	-	-	-	-	-	-	-	-	.95
Efficiency ratio from continuing operations (GAAP)	60.02%	58.55%	68.89%	64.97%	71.69%	63.14%	65.43%	92.27%	171.27%	103.32%

Average equity to assets reconciliation
Tangible common equity to assets	8.99%	9.02%	8.79%	5.66%	5.67%	7.55%	5.54%	3.74%	6.52%	6.15%
Effect of preferred equity	2.60	2.74	2.74	2.87	2.88	2.76	2.84	3.88	2.36	2.18
Tangible equity to assets	11.59	11.76	11.53	8.53	8.55	10.31	8.38	7.62	8.88	8.33
Effect of goodwill and other intangibles	.03	.04	.04	.07	.08	.04	.09	.13	1.89	2.79
Equity to assets (GAAP)	11.62%	11.80%	11.57%	8.60%	8.63%	10.35%	8.47%	7.75%	10.77%	11.12%

Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets	13.17%	13.34%	13.16%	8.45%	8.26%	13.17%	8.26%	8.25%	5.64%	10.39%
Effect of other comprehensive income	.39	.49	.29	.49	.51	.39	.51	(.03)	(.42)	(.87)
Effect of deferred tax limitation	(4.25)	(4.72)	(4.99)	-	-	(4.25)	-	-	-	(1.27)
Effect of trust preferred	1.04	1.09	1.11	1.15	1.15	1.04	1.15	1.18	1.06	.97
Effect of preferred equity	2.38	4.01	4.11	4.22	4.24	2.38	4.24	4.29	3.53	3.19
Tier I capital ratio (Regulatory)	12.73%	14.21%	13.68%	14.31%	14.16%	12.73%	14.16%	13.69%	9.81%	12.41%

Net charge-offs reconciliation
Operating net charge-offs	$4,445	$4,473	$72,408	$12,384	$14,505	$93,710	$69,831	$311,227	$215,657	$276,669
Subsequent partial recovery of fraud-related charge-off	-	-	-	-	-	-	-	-	(11,750)	-
Net charge-offs (GAAP)	$4,445	$4,473	$72,408	$12,384	$14,505	$93,710	$69,831	$311,227	$203,907	$276,669

Net charge-offs to average loans reconciliation
Operating net charge-offs to average loans	.41%	.42%	6.87%	1.21%	1.39%	2.22%	1.69%	7.33%	4.42%	5.03%
Subsequent partial recovery of fraud-related charge-off	-	-	-	-	-	-	-	-	(.25)	-
Net charge-offs to average loans (GAAP)	.41%	.42%	6.87%	1.21%	1.39%	2.22%	1.69%	7.33%	4.17%	5.03%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End (1)

	2013				2012	Linked Quarter Change	Year over Year Change
	Fourth	Third	Second	First	Fourth
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter
LOANS BY CATEGORY
Owner occupied commercial RE	$1,134	$1,129	$1,119	$1,130	$1,131	$5	$3
Income producing commercial RE	623	614	629	674	682	9	(59)
Commercial & industrial	472	457	437	454	458	15	14
Commercial construction	149	137	133	152	155	12	(6)
Total commercial	2,378	2,337	2,318	2,410	2,426	41	(48)
Residential mortgage	875	888	876	850	829	(13)	46
Home equity lines of credit	441	421	402	396	385	20	56
Residential construction	328	318	332	372	382	10	(54)
Consumer installment	307	303	261	166	153	4	154
Total loans	$4,329	$4,267	$4,189	$4,194	$4,175	62	154

LOANS BY MARKET
North Georgia	$1,240	$1,262	$1,265	$1,363	$1,364	(22)	(124)
Atlanta MSA	1,275	1,246	1,227	1,262	1,250	29	25
North Carolina	572	575	576	575	579	(3)	(7)
Coastal Georgia	423	421	397	398	400	2	23
Gainesville MSA	255	253	256	259	261	2	(6)
East Tennessee	280	277	282	282	283	3	(3)
South Carolina	88	47	34	-	-	41	88
Other (2)	196	186	152	55	38	10	158
Total loans	$4,329	$4,267	$4,189	$4,194	$4,175	62	154

RESIDENTIAL CONSTRUCTION
Dirt loans
Acquisition & development	$39	$40	$42	$57	$62	(1)	(23)
Land loans	38	35	36	42	46	3	(8)
Lot loans	166	167	173	188	193	(1)	(27)
Total	243	242	251	287	301	1	(58)

House loans
Spec	23	30	34	40	41	(7)	(18)
Sold	62	46	47	45	40	16	22
Total	85	76	81	85	81	9	4
Total residential construction	$328	$318	$332	$372	$382	10	(54)

(1) Excludes total loans of $20.3 million, $23.3 million, $25.7 million, $28.3 million and $33.4 million as of December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank. (2) Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Year-End (1)

(in millions)	2013	2012	2011	2010	2009
LOANS BY CATEGORY
Owner occupied commercial RE	$1,134	$1,131	$1,112	$980	$963
Income producing commercial RE	623	682	710	781	816
Commercial & industrial	472	458	428	441	390
Commercial construction	149	155	164	297	363
Total commercial	2,378	2,426	2,414	2,499	2,532
Residential mortgage	875	829	835	944	1,052
Home equity lines of credit	441	385	300	335	375
Residential construction	328	382	448	695	1,050
Consumer / installment	307	153	113	131	142
Total loans	$4,329	$4,175	$4,110	$4,604	$5,151

LOANS BY MARKET
North Georgia	$1,240	$1,364	$1,426	$1,689	$1,884
Atlanta MSA	1,275	1,250	1,220	1,310	1,435
North Carolina	572	579	597	702	772
Coastal Georgia	423	400	346	335	405
Gainesville MSA	255	261	265	312	390
East Tennessee	280	283	256	256	265
South Carolina	88	-	-	-	-
Other (2)	196	38	-	-	-
Total loans	$4,329	$4,175	$4,110	$4,604	$5,151

(1) Excludes total loans of $20.3 million, $33.4 million, $54.5 million, $68.2 million and $85.1 million as of December 31, 2013, 2012, 2011, 2010 and 2009, respectively, that are covered by loss-sharing agreements with the FDIC, related to the acquisition of Southern Community Bank. (2) Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality (1)

	Fourth Quarter 2013			Third Quarter 2013			Second Quarter 2013
	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NONPERFORMING ASSETS BY CATEGORY
Owner occupied CRE	$5,822	$832	$6,654	$6,358	$591	$6,949	$5,283	$547	$5,830
Income producing CRE	2,518	-	2,518	1,657	139	1,796	1,954	-	1,954
Commercial & industrial	427	-	427	609	-	609	548	-	548
Commercial construction	361	-	361	343	376	719	504	376	880
Total commercial	9,128	832	9,960	8,967	1,106	10,073	8,289	923	9,212
Residential mortgage	11,730	2,684	14,414	11,335	1,679	13,014	12,847	1,303	14,150
Home equity lines of credit	1,448	389	1,837	1,169	475	1,644	1,491	140	1,631
Residential construction	4,264	316	4,580	4,097	1,207	5,304	4,838	1,570	6,408
Consumer installment	249	-	249	520	-	520	399	-	399
Total NPAs	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555	$27,864	$3,936	$31,800
Balance as a % of
Unpaid Principal	65.3%	44.5%	61.4%	61.6%	41.5%	57.6%	62.6%	31.6%	55.8%

NONPERFORMING ASSETS BY MARKET
North Georgia	$12,352	$2,494	$14,846	$13,652	$1,726	$15,378	$12,830	$1,617	$14,447
Atlanta MSA	2,830	684	3,514	3,096	1,026	4,122	3,803	1,197	5,000
North Carolina	6,567	683	7,250	5,680	762	6,442	6,512	295	6,807
Coastal Georgia	2,342	173	2,515	995	928	1,923	2,588	627	3,215
Gainesville MSA	928	-	928	1,036	-	1,036	1,008	-	1,008
East Tennessee	1,800	187	1,987	1,629	25	1,654	1,123	200	1,323
South Carolina	-	-	-	-	-	-	-	-	-
Other (3)	-	-	-	-	-	-	-	-	-
Total NPAs	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555	$27,864	$3,936	$31,800

NONPERFORMING ASSETS ACTIVITY
Beginning Balance	$26,088	$4,467	$30,555	$27,864	$3,936	$31,800	$96,006	$16,734	$112,740
Loans placed on non-accrual	11,043	-	11,043	9,959	-	9,959	13,200	-	13,200
Payments received	(1,688)	-	(1,688)	(3,601)	-	(3,601)	(47,937)	-	(47,937)
Loan charge-offs	(4,621)	-	(4,621)	(5,395)	-	(5,395)	(23,972)	-	(23,972)
Foreclosures	(4,003)	4,003	-	(2,739)	2,739	-	(9,433)	9,433	-
Capitalized costs	-	-	-	-	7	7	-	55	55
Property sales	-	(4,684)	(4,684)	-	(2,534)	(2,534)	-	(17,972)	(17,972)
Write downs	-	(326)	(326)	-	(329)	(329)	-	(1,369)	(1,369)
Net gains (losses) on sales	-	761	761	-	648	648	-	(2,945)	(2,945)
Ending Balance	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555	$27,864	$3,936	$31,800

	Fourth Quarter 2013		Third Quarter 2013		Second Quarter 2013
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$1,638	.57%	$1,641	.58%	$16,545	5.85%
Income producing CRE	320	.21	216	.14	8,921	5.45
Commercial & industrial	(149)	(.13)	136	.12	15,576	13.91
Commercial construction	(9)	(.02)	133	.39	6,295	17.53
Total commercial	1,800	.30	2,126	.36	47,337	7.96
Residential mortgage	1,426	.64	693	.31	5,469	2.52
Home equity lines of credit	417	.38	382	.37	1,040	1.04
Residential construction	327	.40	1,072	1.31	18,506	20.91
Consumer installment	475	.62	200	.28	56	.10
Total	$4,445	.41	$4,473	.42	$72,408	6.87

NET CHARGE-OFFS BY MARKET
North Georgia	$1,603	.51%	$2,090	.66%	$59,102	17.20%
Atlanta MSA	636	.20	1,013	.33	9,986	3.21
North Carolina	1,104	.76	704	.49	1,952	1.36
Coastal Georgia	345	.33	139	.14	480	.49
Gainesville MSA	346	.54	97	.15	123	.19
East Tennessee	323	.46	359	.51	711	1.01
South Carolina	-	-	-	-	-	-
Other (3)	88	.20	71	.17	54	.24
Total	$4,445	.41	$4,473	.42	$72,408	6.87

(1)	Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2)	Annualized.

(3)	Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Income (Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except per share data)	2013	2012	2013	2012

Interest revenue:
Loans, including fees	$49,066	$53,335	$200,893	$217,378
Investment securities, including tax exempt of $203, $219, $827 and $956	11,253	9,841	41,158	44,613
Deposits in banks and short-term investments	996	893	3,789	3,986
Total interest revenue	61,315	64,069	245,840	265,977

Interest expense:
Deposits:
NOW	473	462	1,759	2,049
Money market	569	617	2,210	2,518
Savings	24	38	133	150
Time	1,593	3,558	10,464	19,097
Total deposit interest expense	2,659	4,675	14,566	23,814
Short-term borrowings	508	524	2,071	2,987
Federal Home Loan Bank advances	3	25	68	907
Long-term debt	2,646	3,082	10,977	10,201
Total interest expense	5,816	8,306	27,682	37,909
Net interest revenue	55,499	55,763	218,158	228,068
Provision for credit losses	3,000	14,000	65,500	62,500
Net interest revenue after provision for loan losses	52,499	41,763	152,658	165,568

Fee revenue:
Service charges and fees	8,166	8,375	31,997	31,670
Mortgage loan and other related fees	1,713	3,262	9,925	10,483
Brokerage fees	1,361	751	4,465	3,082
Securities gains, net	70	31	186	7,078
Loss from prepayment of debt	-	-	-	(6,681)
Other	2,209	2,226	10,025	10,480
Total fee revenue	13,519	14,645	56,598	56,112
Total revenue	66,018	56,408	209,256	221,680

Operating expenses:
Salaries and employee benefits	24,817	23,586	96,233	96,026
Communications and equipment	3,414	3,320	13,233	12,940
Occupancy	3,735	3,455	13,930	14,304
Advertising and public relations	781	987	3,718	3,855
Postage, printing and supplies	882	1,050	3,283	3,899
Professional fees	2,102	2,685	9,617	8,792
Foreclosed property	191	4,611	7,869	13,993
FDIC assessments and other regulatory charges	1,804	2,505	9,219	10,097
Amortization of intangibles	408	727	2,031	2,917
Other	3,480	7,800	15,171	19,951
Total operating expenses	41,614	50,726	174,304	186,774
Net income before income taxes	24,404	5,682	34,952	34,906
Income tax expense (benefit)	8,493	421	(238,188)	1,050
Net income	15,911	5,261	273,140	33,856
Preferred stock dividends and discount accretion	2,912	3,045	12,078	12,148
Net income available to common shareholders	$12,999	$2,216	$261,062	$21,708

Earnings per common share
Basic	$.22	$.04	$4.44	$.38
Diluted	.22	.04	4.44	.38
Weighted average common shares outstanding
Basic	59,923	57,971	58,787	57,857
Diluted	59,925	57,971	58,845	57,857

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet
	December 31,	December 31,
(in thousands, except share and per share data)	2013	2012
	(unaudited)	(audited)
ASSETS
Cash and due from banks	$71,230	$66,536
Interest-bearing deposits in banks	119,669	124,613
Short-term investments	37,999	60,000
Cash and cash equivalents	228,898	251,149
Securities available for sale	1,832,217	1,834,593
Securities held to maturity (fair value $485,585 and $261,131)	479,742	244,184
Mortgage loans held for sale	10,319	28,821
Loans, net of unearned income	4,329,266	4,175,008
Less allowance for loan losses	(76,762)	(107,137)
Loans, net	4,252,504	4,067,871
Assets covered by loss sharing agreements with the FDIC	22,882	47,467
Premises and equipment, net	163,589	168,920
Bank owned life insurance	80,670	81,867
Accrued interest receivable	19,598	18,659
Intangible assets	3,480	5,510
Foreclosed property	4,221	18,264
Net deferred tax asset	258,518	-
Other assets	68,781	34,954
Total assets	$7,425,419	$6,802,259
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$1,388,512	$1,252,605
NOW	1,427,939	1,316,453
Money market	1,227,575	1,149,912
Savings	251,125	227,308
Time:
Less than $100,000	892,961	1,055,271
Greater than $100,000	588,689	705,558
Brokered	424,704	245,033
Total deposits	6,201,505	5,952,140
Short-term borrowings	53,241	52,574
Federal Home Loan Bank advances	120,125	40,125
Long-term debt	129,865	124,805
Unsettled securities purchases	29,562	-
Accrued expenses and other liabilities	95,406	51,210
Total liabilities	6,629,704	6,220,854
Shareholders’ equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series A; $10 stated value; 0 and 21,700 shares issued and outstanding	-	217
Series B; $1,000 stated value; 105,000 and 180,000 shares issued and outstanding	105,000	178,557
Series D; $1,000 stated value; 16,613 shares issued and outstanding	16,613	16,613
Common stock, $1 par value; 100,000,000 shares authorized;
46,243,345 and 42,423,870 shares issued and outstanding	46,243	42,424
Common stock, non-voting, $1 par value; 30,000,000 shares authorized;
13,188,206 and 15,316,794 shares issued and outstanding	13,188	15,317
Common stock issuable; 241,832 and 133,238 shares	3,930	3,119
Capital surplus	1,078,676	1,057,951
Accumulated deficit	(448,091)	(709,153)
Accumulated other comprehensive loss	(19,844)	(23,640)
Total shareholders’ equity	795,715	581,405
Total liabilities and shareholders’ equity	$7,425,419	$6,802,259

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended December 31,
	2013			2012
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,315,370	$49,205	4.52%	$4,190,725	$53,366	5.07%
Taxable securities (3)	2,258,938	11,050	1.96	2,065,311	9,622	1.86
Tax-exempt securities (1)(3)	20,681	332	6.42	22,483	358	6.37
Federal funds sold and other interest-earning assets	227,622	1,108	1.95	203,090	1,104	2.17

Total interest-earning assets	6,822,611	61,695	3.59	6,481,609	64,450	3.96
Non-interest-earning assets:
Allowance for loan losses	(81,335)			(112,846)
Cash and due from banks	61,083			54,714
Premises and equipment	165,286			169,967
Other assets (3)	402,328			184,398
Total assets	$7,369,973			$6,777,842

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,372,367	473	.14	$1,261,796	462	.15
Money market	1,367,589	569	.17	1,200,701	617	.20
Savings	250,418	24	.04	224,624	38	.07
Time less than $100,000	907,042	1,164	.51	1,082,761	1,982	.73
Time greater than $100,000	604,490	1,029	.68	715,902	1,673	.93
Brokered time deposits	271,490	(600)	(.88)	135,708	(97)	(.28)
Total interest-bearing deposits	4,773,396	2,659	.22	4,621,492	4,675	.40

Federal funds purchased and other borrowings	54,839	508	3.68	67,403	524	3.09
Federal Home Loan Bank advances	6,647	3	.18	39,092	25	.25
Long-term debt	129,865	2,646	8.08	149,564	3,082	8.20
Total borrowed funds	191,351	3,157	6.55	256,059	3,631	5.64

Total interest-bearing liabilities	4,964,747	5,816	.46	4,877,551	8,306	.68
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,416,483			1,251,327
Other liabilities	132,557			63,785
Total liabilities	6,513,787			6,192,663
Shareholders’ equity	856,186			585,179
Total liabilities and shareholders’ equity	$7,369,973			$6,777,842

Net interest revenue		$55,879			$56,144
Net interest-rate spread			3.13%			3.28%

Net interest margin (4)			3.26%			3.45%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)
Securities available for sale are shown at amortized cost. Pretax unrealized losses of $6.33 million in 2013 and pretax unrealized gains of $22.2 million in 2012 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Twelve Months Ended December 31,
	2013			2012
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,254,159	$201,278	4.73%	$4,165,520	$217,705	5.23%
Taxable securities (3)	2,169,024	40,331	1.86	2,065,162	43,657	2.11
Tax-exempt securities (1)(3)	21,228	1,354	6.38	23,759	1,565	6.59
Federal funds sold and other interest-earning assets	204,303	4,360	2.13	292,857	4,740	1.62

Total interest-earning assets	6,648,714	247,323	3.72	6,547,298	267,667	4.09
Non-interest-earning assets:
Allowance for loan losses	(95,411)			(114,647)
Cash and due from banks	63,174			53,247
Premises and equipment	167,424			172,544
Other assets (3)	290,098			206,609
Total assets	$7,073,999			$6,865,051

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,285,842	1,759	.14	$1,293,510	2,049	.16
Money market	1,315,385	2,210	.17	1,140,354	2,518	.22
Savings	244,725	133	.05	216,880	150	.07
Time less than $100,000	974,470	5,850	.60	1,170,202	9,788	.84
Time greater than $100,000	654,102	5,115	.78	766,411	8,027	1.05
Brokered time deposits	219,215	(501)	(.23)	155,902	1,282	.82
Total interest-bearing deposits	4,693,739	14,566	.31	4,743,259	23,814	.50

Federal funds purchased and other borrowings	66,561	2,071	3.11	80,593	2,987	3.71
Federal Home Loan Bank advances	32,604	68	.21	124,771	907	.73
Long-term debt	131,081	10,977	8.37	127,623	10,201	7.99
Total borrowed funds	230,246	13,116	5.70	332,987	14,095	4.23

Total interest-bearing liabilities	4,923,985	27,682	.56	5,076,246	37,909	.75
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,333,199			1,142,236
Other liabilities	84,506			64,986
Total liabilities	6,341,690			6,283,468
Shareholders’ equity	732,309			581,583
Total liabilities and shareholders’ equity	$7,073,999			$6,865,051

Net interest revenue		$219,641			$229,758
Net interest-rate spread			3.16%			3.34%

Net interest margin (4)			3.30%			3.51%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans.  The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)
Securities available for sale are shown at amortized cost.  Pretax unrealized gains of $4.36 million in 2013 and pretax unrealized gains of $23.6 million in 2012 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.